THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln InvestmentSolutionsSM RIA Variable Annuity

Supplement dated June 15, 2017 to the prospectus dated May 1, 2017

This supplement is applicable only to Contractowners who elect the Lincoln Max 6 SelectSM Advantage rider and provides clarification regarding the Investment Requirements for the rider. This supplement is for informational purposes and requires no action on your part.

Investment Requirements for Living Benefit Riders. If you elect Lincoln Max 6 SelectSM Advantage, you must currently allocate your Contract Value among the subaccounts listed in the Investment Requirements for Living Benefit Riders section of your prospectus. Investments must be at least 20% of Contract Value among the subaccounts listed in Group 1, and cannot exceed 80% of Contract Value among the subaccounts listed in Group 2.  As an alternative, you may allocate 100% of Contract Value among certain subaccounts or asset allocation models listed in the prospectus.

Please retain this supplement for future reference.